UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2006
CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-51734 (Commission File Number)	37-1516132 (IRS Employer Identification No.)
2780 Waterfront Pkwy E. Drive
Suite 200
Indianapolis, Indiana 46214
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (317) 328-5660

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.
General. As described in its final prospectus (the “Prospectus”) dated January 25, 2006 (File No. 333-128880) and filed on January 26, 2006 with the Commission pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended (the “Securities Act”), on January 25, 2006, Calumet Specialty Products Partners, L.P. (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with Calumet LP GP, LLC (“LP GP”), Calumet GP, LLC (the “General Partner”), Calumet Lubricants Co., Limited Partnership (“Old Calumet”), Calumet Operating, LLC (“OLLC”) and the underwriters named therein providing for the offer and sale in a firm commitment underwritten offering of 5,699,900 common units (“Common Units”) representing limited partner interests in the Partnership (the “Firm Units”) at a price to the public of $21.50 per Common Unit. Pursuant to the Underwriting Agreement, the Partnership granted the Underwriters a 30-day option (the "Option") to purchase up to an additional 854,985 Common Units (the “Option Units”) to cover over-allotments on the same terms as those Firm Units sold by the Partnership. In addition, on January 25, 2006 as described in the Prospectus, 750,100 Common Units were offered directly by us, pursuant to a common unit purchase agreement (the “Purchase Agreement”), with three individuals related to the chairman of the board of directors of the General Partner (the “Fehsenfeld Units”) at a price of $19.995 per Common Unit.
The transactions contemplated by the Underwriting Agreement were consummated on January 31, 2006, and the Option was exercised in full by the Underwriters on February 6, 2006 and closed on February 8, 2006. The proceeds received by the Partnership (net of underwriting discounts and structuring fees and before expenses) from the sale of 7,304,985 units (consisting of the Firm Units, the Option Units and the Fehsenfeld Units) were approximately $144 million. As described in the Prospectus, the Partnership will use the net proceeds of the offering to: (i) repay indebtedness under its first lien term loan facility in the amount of approximately $125 million, (ii) repay indebtedness under its secured revolving credit facility in the amount of approximately $15 million and (iii) pay transaction fees and expenses in the amount of approximately $4 million dollars.
A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference. A copy of the Purchase Agreement is filed as Exhibit 1.2 to this Form 8-K and is incorporated herein by reference.
Omnibus Agreement. On January 31, 2006, in connection with the closing of the transactions contemplated by the Underwriting Agreement, The Heritage Group (“Heritage”), the General Partner, LP GP, Old Calumet, the Partnership and OLLC entered into an omnibus agreement (the “Omnibus Agreement”). As more fully described in the Prospectus, the Omnibus Agreement governs the Partnership’s relationship with Heritage and its affiliates with respect to the restrictions on the ability of Heritage and its affiliates to compete in certain lines of business in which the Partnership operates.
A copy of the Omnibus Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Long-Term Incentive Plan. On January 24, 2006, the board of directors of the General Partner adopted the Long-Term Incentive Plan (the “Plan”), effective as of that date, for employees, consultants and directors of the General Partner and employees and consultants of its affiliates who perform services for the General Partner or its affiliates. As described in the Prospectus, the Plan provides for the grant of restricted units, phantom units, unit options and substitute awards and, with respect to unit options and phantom units, the grant of distribution equivalent rights. Subject to adjustment for certain events, an aggregate of 783,960 Common Units may be delivered pursuant to awards under the Plan. The Plan will be administered by the compensation committee of the General Partner’s board of directors. The General Partner’s board of directors will also have the right to alter or amend the Plan or any part of it from time to time and the compensation committee may amend any award; provided, however, that no change in any outstanding award may be made that would materially impair the rights of the participant without the consent of the affected participant. Subject to unitholder approval, if required by the rules of the principal national securities exchange upon which the common units are traded, the board of directors of the General Partner may increase the number of common units that may be delivered with respect to awards under the Plan.
A copy of the Plan is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.
Grube Employment Agreement. On January 31, 2006, F. William Grube, the president, chief executive officer and a director of the General Partner, entered into an employment agreement with the General Partner. Pursuant to the employment agreement, Mr. Grube will continue to serve as president and chief executive officer of the General Partner as well as a member of the board of directors of the General Partner. The employment agreement provides that Mr. Grube will have powers and duties and responsibilities that are customary to this position and that are assigned to him by the board of directors of the General Partner in connection with his general management and supervision of the operations of the General Partner.
The employment agreement has an initial term of five years, with automatic annual extensions beginning on the third anniversary of its effective date. The agreement provides for an annual base salary of approximately $333,000, subject to annual adjustment by the compensation committee of the board of directors of the General Partner, as well as the right to participate in the Plan and other bonus plans. Mr. Grube will generally be entitled to receive a payout or distribution of at least 150% of the amount of any cash, equity or other payout or distribution that may be made to any other executive officer under the terms of these plans. The employment agreement also contains non-competition provisions.
Mr. Grube’s employment agreement may be terminated at any time by either party with proper notice. If Mr. Grube’s employment is terminated without cause, as defined in the agreement, or by Mr. Grube for good reason, as defined in the agreement, then the General Partner will be required to pay Mr. Grube a lump sum equal to three times his current base salary as well as a lump sum cash payment for amounts accrued under our various incentive and benefit plans. In addition, all equity based awards will vest in full in the event of such a termination.
A copy of this employment agreement is filed as Exhibit 10.3 to this Form 8-K and is incorporated herein by reference.

Other Agreements. The description of the Contribution Agreement described below under Item 2.01 is incorporated in this Item 1.01 by reference. A copy of the Contribution Agreement is filed as Exhibit 10.4 to this Form 8-K and is incorporated herein by reference.
Relationships. Each of LP GP, OLLC and Old Calumet are direct or indirect subsidiaries of the Partnership. As a result, certain individuals, including officers and directors of the General Partner, serve as officers and/or directors of more than one of such entities. As described above, each of the General Partner, LP GP, the Partnership, OLLC and Old Calumet were parties to the Underwriting Agreement. Heritage, the General Partner, LP GP, Old Calumet, the Partnership and OLLC were parties to the Omnibus Agreement. As described in Item 2.01 below, each of Heritage, the General Partner, LP GP, the Partnership, OLLC, Old Calumet and several of their affiliates were also parties to the Contribution Agreement. The General Partner serves as the general partner of the Partnership, holding a 2% general partner interest and incentive distribution rights in the Partnership.
Item 2.01 Completion of Acquisition or Disposition of Assets.
Contribution Agreement. In connection with the consummation of the transactions contemplated by the Underwriting Agreement, on January 31, 2006, F. William Grube, Janet Krampe Grube, the Janet Krampe Grube Grantor Retained Annuity Trust Dated January 31, 2002 (“Grube Trust I”), the Janet Krampe Grube Grantor Retained Annuity Trust Dated March 18, 2004 (“Grube Trust II”), Fred M. Fehsenfeld, Jr., the Mildred L. Fehsenfeld Irrevocable Intervivos Trust for the Benefit of Fred Mehlert Fehsenfeld, Jr. and his Issue (“Fehsenfeld Trust I”), the Maggie Fehsenfeld Trust Number 106 for the Benefit of Fred Mehlert Fehsenfeld, Jr. and his Issue (“Fehsenfeld Trust II”), Calumet, Incorporated (“Calumet Inc.”), Heritage, the General Partner, the Partnership, OLLC, Old Calumet, LP GP, Calumet Sales Company Incorporated, Calumet Holding, LLC, Calumet Pennsylvania, LLC and Calumet Shreveport Packaging, LLC entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”). The Contribution Agreement provided for (i) the transfer of businesses and related assets and liabilities to the Partnership and its subsidiaries in exchange for limited partner interests in the Partnership (as more fully described in Item 3.02 below) and (ii) the distribution of cash by the Partnership to Old Calumet for the repayment of indebtedness under its revolving and term loan credit agreements. These transfers and distributions were made in a series of steps outlined in the Contribution Agreement.
A copy of the Contribution Agreement is filed as Exhibit 10.4 to this Form 8-K and is incorporated herein by reference. As noted in Item 1.01 above, the Partnership has certain relationships with certain parties to the Contribution Agreement.
Item 3.02 Unregistered Sales of Equity Securities.
In connection with the consummation of the transactions contemplated by the Contribution Agreement, on January 31, 2006: (i) the General Partner contributed to the Partnership all of its ownership interests in Old Calumet in exchange for (A) a 2% general partner interest and (B) the incentive distribution rights (which represent the right to receive increasing percentages of quarterly distributions in excess of specified amounts); (ii) Heritage contributed to the Partnership all of its ownership interests in Old Calumet in exchange for (A) 3,269,033 Common

Units and (B) 7,414,176 subordinated units representing limited partner interests in the Partnership (the “Subordinated Units”); (iii) Calumet Inc. contributed to the Partnership all of its ownership interests in Old Calumet in exchange for (A) 591,886 Common Units and (B) 1,342,401 Subordinated Units; (iv) Fred M. Fehsenfeld, Jr. contributed to the Partnership all of his ownership interests in Old Calumet in exchange for (A) 147,973 Common Units and (B) 335,600 Subordinated Units; (v) Fehsenfeld Trust I contributed to the Partnership all of its ownership interests in Old Calumet in exchange for (A) 286,077 Common Units and (B) 648,825 Subordinated Units; (vi) Fehsenfeld Trust II contributed to the Partnership all of its ownership interests in Old Calumet in exchange for (A) 286,077 Common Units and (B) 648,825 Subordinated Units; (vii) Grube Trust I contributed to the Partnership all of its ownership interests in Old Calumet in exchange for (A) 1,020,456 Common Units and (B) 2,314,396 Subordinated Units; (viii) Grube Trust II contributed to the Partnership all of its ownership interests in Old Calumet in exchange for (A) 147,853 Common Units and (B) 335,332 Subordinated Units; and (ix) Janet Krampe Grube contributed to the Partnership all of her ownership interests in Old Calumet in exchange for (A) 11,660 Common Units and (B) 26,445 Subordinated Units.
Each Subordinated Unit will convert into one Common Unit at the end of the subordination period. Unless earlier terminated pursuant to the terms of the partnership agreement of the Partnership, the subordination period will extend until the first day of any quarter beginning after December 31, 2010 that the Partnership meets the financial tests set forth in the partnership agreement of the Partnership.
The foregoing transactions were undertaken in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(2) thereof. The Partnership believes that exemptions other than the foregoing exemption may exist for these transactions.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Effective January 26, 2006, James S. Carter, William S. Fehsenfeld, Robert C. Funk, Nicholas J. Rutigliano and Michael L. Smith were elected to serve as directors of the General Partner in addition to Messrs. F. William Grube and Fred M. Fehsenfeld, who were elected to serve as directors on September 29, 2005. Messrs. Carter, Funk and Smith are the initial members of the audit committee of the board of directors of the General Partner.
There is no arrangement or understanding between Messrs. Carter, W. Fehsenfeld, Funk, Rutigliano and Smith and any other persons pursuant to which they were selected as directors. There are no relationships between Messrs. Carter, W. Fehsenfeld, Funk, Rutigliano and Smith and the General Partner, the Partnership or its subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K, except that Mr. Rutigliano is the president of Tobias Insurance Group, Inc., a commercial insurance brokerage business that has historically placed a portion of the Partnership’s insurance underwriting requirements. The total premiums paid by the Partnership through Mr. Rutigliano’s firm for 2003, 2004 and 2005 were approximately $567,000, $581,000 and $788,000, respectively. It is anticipated that Mr. Rutigliano’s firm will continue to provide these services in the future on substantially similar terms and the Partnership believes that these premiums are comparable to the premiums it would pay for such insurance from a non-affiliated third party.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
On January 31, 2006, the Partnership amended and restated its Agreement of Limited Partnership in connection with the closing of the initial public offering. A description of the First Amended and Restated Partnership Agreement is contained in the section entitled “The Partnership Agreement” of the Prospectus and is incorporated herein by reference. A copy of the First Amended and Restated Partnership Agreement as adopted is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.
On January 31, 2006, the General Partner amended and restated its Limited Liability Company Agreement. A copy of the Amended and Restated Limited Liability Company Agreement of the General Partner as adopted is filed as Exhibit 3.2 to this Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c)      Exhibits.

Exhibit Number	Description

Exhibit 1.1	Underwriting Agreement, dated January 25, 2006 among Calumet Specialty Products Partners, L.P., Calumet LP GP, LLC, Calumet GP, LLC, Calumet Lubricants Co., Limited Partnership, Calumet Operating, LLC and Goldman, Sachs & Co. as representative of the several underwriters named therein.

Exhibit 1.2	Purchase Agreement, dated January 25, 2006, among Fred M. Fehsenfeld Sr., Mac Fehsenfeld, Frank B. Fehsenfeld, Calumet Specialty Products Partners, L.P. and Calumet GP, LLC.

Exhibit 3.1	First Amended and Restated Limited Partnership Agreement of Calumet Specialty Products Partners, L.P.

Exhibit 3.2	Amended and Restated Limited Liability Company Agreement of Calumet GP, LLC.

Exhibit 10.1	Omnibus Agreement, dated January 31, 2006, among The Heritage Group, Calumet GP, LLC, Calumet LP GP, LLC, Calumet Lubricants Co., Limited Partnership, Calumet Specialty Products Partners, L.P. and Calumet Operating, LLC.

Exhibit 10.2	Calumet Specialty Products Partners, L.P. Long-Term Incentive Plan.

Exhibit 10.3	F. William Grube Employment Agreement, dated January 31, 2006.

Exhibit Number	Description

Exhibit 10.4	Contribution, Conveyance and Assumption Agreement, dated January 31, 2006, among F. William Grube, Janet Krampe Grube, Janet Krampe Grube Grantor Retained Annuity Trust Dated January 31, 2002, Janet Krampe Grube Grantor Retained Annuity Trust Dated March 18, 2004, Fred M. Fehsenfeld, Jr., Mildred L. Fehsenfeld Irrevocable Intervivos Trust for the Benefit of Fred Mehlert Fehsenfeld, Jr. and His Issue, Maggie Fehsenfeld Trust Number 106 for the Benefit of Fred Mehlert Fehsenfeld, Jr. and His Issue, Calumet, Incorporated, The Heritage Group, Calumet GP, LLC, Calumet Specialty Products Partners, L.P., Calumet Operating, LLC, Calumet Lubricants Co., Limited Partnership, Calumet Sales Company Incorporated, Calumet Holding, LLC, Calumet Pennsylvania, LLC, Calumet LP GP, LLC and Calumet Shreveport Packaging, LLC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.
By:	CALUMET GP, LLC,
its General Partner

By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Vice President, Chief Financial Officer and Secretary

February 13, 2006

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 1.1	Underwriting Agreement, dated January 25, 2006 among Calumet Specialty Products Partners, L.P., Calumet LP GP, LLC, Calumet GP, LLC, Calumet Lubricants Co., Limited Partnership, Calumet Operating, LLC and Goldman, Sachs & Co. as representative of the several underwriters named therein.

Exhibit 1.2	Purchase Agreement, dated January 25, 2006, among Fred M. Fehsenfeld Sr., Mac Fehsenfeld, Frank B. Fehsenfeld, Calumet Specialty Products Partners, L.P. and Calumet GP, LLC.

Exhibit 3.1	First Amended and Restated Limited Partnership Agreement of Calumet Specialty Products Partners, L.P.

Exhibit 3.2	Amended and Restated Limited Liability Company Agreement of Calumet GP, LLC.

Exhibit 10.1	Omnibus Agreement, dated January 31, 2006, among The Heritage Group, Calumet GP, LLC, Calumet LP GP, LLC, Calumet Lubricants Co., Limited Partnership, Calumet Specialty Products Partners, L.P. and Calumet Operating, LLC.

Exhibit 10.2	Calumet Specialty Products Partners, L.P. Long-Term Incentive Plan.

Exhibit 10.3	F. William Grube Employment Agreement, dated January 31, 2006.

Exhibit 10.4	Contribution, Conveyance and Assumption Agreement, dated January 31, 2006, among F. William Grube, Janet Krampe Grube, Janet Krampe Grube Grantor Retained Annuity Trust Dated January 31, 2002, Janet Krampe Grube Grantor Retained Annuity Trust Dated March 18, 2004, Fred M. Fehsenfeld, Jr., Mildred L. Fehsenfeld Irrevocable Intervivos Trust for the Benefit of Fred Mehlert Fehsenfeld, Jr. and His Issue, Maggie Fehsenfeld Trust Number 106 for the Benefit of Fred Mehlert Fehsenfeld, Jr. and His Issue, Calumet, Incorporated, The Heritage Group, Calumet GP, LLC, Calumet Specialty Products Partners, L.P., Calumet Operating, LLC, Calumet Lubricants Co., Limited Partnership, Calumet Sales Company Incorporated, Calumet Holding, LLC, Calumet Pennsylvania, LLC, Calumet LP GP, LLC and Calumet Shreveport Packaging, LLC.